Highland Opportunities and Income Fund
Item G.1.a.i. - Legal Proceedings

Two affiliated funds, including the Highland Opportunities
and Income Fund (f/k/a Highland Income  Fund), are the
beneficiaries of an  approximately   $122 million judgment
against Credit Suisse related to a syndicated real estate transaction fraudulently underwritten by the Swiss bank. The judgment was appealed up to the Dallas Court of Appeals, then the Texas Supreme Court, remanded to the trial court, and went back to the Dallas Court of Appeals. The Dallas Court of Appeals issued a ruling reducing the judgment to an amount that, including offsets for prior settlement proceeds received by the funds, may result in the two funds recovering zero net dollars on the outstandingjudgment. The Texas Supreme Court is considering certiorari to hear the case again. The case will now move back to the trial court. Depending on how the trial court applies the court of appeals decision it may result in the Fund's recovering zero net dollars.